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                                                                  EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report included in this Registration Statement and to the incorporation by reference in this Registration Statement of our report dated August 15, 1997 included in the Company's Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this Registration Statement.

                                       ARTHUR ANDERSEN LLP

Louisville, Kentucky
March 9, 1998